UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 14 040 2290
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, on June 28, 2017, at the 2017 Annual Combined General Meeting of Shareholders (the “2017 Annual General Meeting”) of Criteo S.A. (the “Company”), the Company’s shareholders approved the following amendments to the Company’s By-laws:

•	to provide that the record date for attending a shareholders’ meeting is two business days prior to such meeting; and

•	to comply with applicable provisions of the French Commercial Code, including modifications to:

•	Article 4 “Registered Office,” to provide that the Company’s registered office may be transferred by the board of directors to any other location in France;

•
Article 16 “Agreements Subject to Authorization,” to provide that agreements between a company and its wholly-owned subsidiary shall not be characterized as related person agreements that require prior approval of the board of directors; and

•	Article 18 “Statutory Auditors,” to provide that the Company shall only be required to appoint one or more deputy statutory auditors when required by law.

The foregoing description of the amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The number of votes cast for and against and the number of abstentions with respect to each matter voted upon at the 2017 Annual General Meeting held on June 28, 2017 are set forth below. Because brokers were not permitted to exercise discretion with respect to any matter, there were no broker non-votes with respect to any matter.

1.	The resolution renewing the term of office of Mr. Hubert de Pesquidoux as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,338,312	304,340	14,311

2.	The resolution ratifying the provisional appointment of Mr. Edmond Mesrobian as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,576,166	66,806	13,991

3.	The resolution appointing Ms. Nathalie Balla as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,605,068	38,984	12,911

4.	The resolution appointing Ms. Rachel Picard as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,093,925	536,071	26,967

5.	The resolution fixing the annual limit for directors’ attendance fees at €2,500,000 (or approximately $2,770,000) was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
47,581,187	17,057,501	18,275

6.	The resolution approving, on a non-binding advisory basis, the compensation for the named executive officers of the Company was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
55,745,313	4,963,103	3,948,547

7.	The resolution approving the statutory financial statements for the fiscal year ended December 31, 2016 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,596,670	2,596	57,697

8.	The resolution approving the consolidated financial statements for the fiscal year ended December 31, 2016 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
63,775,282	824,215	57,466

9.
The resolution approving the discharge (quitus) of the members of the board of directors and the statutory auditors for the performance of their duties for the fiscal year ended December 31, 2016 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,549,625	24,769	82,569

10.	The resolution approving the allocation of profits for the fiscal year ended December 31, 2016 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
63,778,569	6,397	871,997

11.
The resolution approving the agreement relating to the translation of the book written by Jean-Baptiste Rudelle into English (agreement referred to in Article L. 225-38 of the French Commercial Code) was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
63,183,116	10,570	53,339

12.
The resolution approving the management agreement entered into with Eric Eichmann as Chief Executive Officer (agreement referred to in Article L. 225-38 of the French Commercial Code) was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
63,801,220	836,760	18,983

13.	The resolution renewing the term of office of Deloitte & Associés as principal statutory auditor was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
63,816,409	828,350	12,204

14.
The resolution delegating authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,611,282	37,008	8,673

15.
The resolution authorizing the board of directors to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code, was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
58,166,629	6,358,567	131,767

16.
The resolution authorizing the board of directors to grant time-based free shares / restricted stock units to employees of the Company and its subsidiaries, pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code, was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
58,299,727	6,229,558	127,678

17.
The resolution authorizing the board of directors to grant performance-based free shares / restricted stock units to executives and certain employees of the Company and its subsidiaries, from time to time, pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code, was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
58,067,025	6,534,427	55,511

18.
The resolution delegating authority to the board of directors to issue and grant non-employee warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
59,156,690	5,412,410	87,863

19.	The resolution approving the overall limits on the amount of Ordinary Shares to be issued, pursuant to Resolutions 15 to 18 above, was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
57,004,920	7,597,561	54,482

20.
The resolution delegating authority to the board of directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the board of directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
63,812,201	838,606	6,156

21.
The resolution delegating authority to the board of directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
45,082,677	19,519,593	54,693

22.
The resolution delegating authority to the board of directors to grant an over-allotment option to increase the number of securities to be issued as a result of a share capital increase, pursuant to the delegation in Resolution 21, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
45,081,806	19,520,093	55,064

23.
The resolution delegating authority to the board of directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,571,575	60,818	24,570

24.
The resolution delegating authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise) was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
59,777,468	4,855,919	23,576

25.
The resolution amending Article 19 of the Company’s By-laws to provide that the record date for attending a shareholders’ meeting is two business days prior to such meeting was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,606,630	29,869	20,464

26.
The resolution amending the Company’s By-laws to comply with applicable provisions of the French Commercial Code, including modifications to: (i) Article 4 “Registered Office,” to provide that the Company’s registered office may be transferred by the board of directors to any other location in France, (ii) Article 16 “Agreements Subject to Authorization,” to provide that agreements between a company and its wholly-owned subsidiary shall not be characterized as related person agreements that require prior approval of the board of directors, and (iii) Article 18 “Statutory Auditors,” to provide that the Company shall only be required to appoint one or more deputy statutory auditors when required by law was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,589,473	12,484	55,006

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	By-laws (status) (English translation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITEO S.A.
Date: June 29, 2017	By:	/s/ Nicole Linda Kelsey
	Name:	Nicole Linda Kelsey
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	By-laws (status) (English translation)